Exhibit 10.11

昌宁大厦物业管理合同

Changning Building Property Management Contract

甲方: 涿州市昌宁物业服务有限公司

Party 1: Zhuozhou City Changning Property Service Co., Ltd

乙方: 数海信息技术有限公司

Party 2: Shuhai Information Technology Co., Ltd

甲、乙双方经友好协商, 签订甲方负责乙方租赁昌宁大厦写字间的物业管理合同。

Through friendly negotiation, property management contract is entered into by party 1 and party 2.

一、租赁房间的位置及其室内基本情况:

Lease room location and its inside:

1、出租方—北京市昌宁机电科技有限公司将坐落于北京市丰台区星火路1号昌宁大厦11ABCDE1房间租赁给乙方使用。该房间建筑面积为890平方米。

Lessor— Beijing City Changning Electrical and Mechanical Technology Co., Ltd leases its room with 890 ㎡ which is located in Rm 11ABCDE1, Changning Building, No.1, Xinghuo Rd, Fengtai District, Beijing City to Party 2.

2、房间内有矿棉板吊顶, 瓷砖地面, 铝合金窗框、中空镀膜玻璃幕窗、精装玻璃门, 消防报警系统, 防火喷淋系统, 照明灯具, 中央空调, 电话、电力插座等。

The room is decorated by ceiling, tile floor, aluminum alloy window frame, hollow coated glass window, hardware glass door, fire alarm system, fire sprinkler system, lighting, central air conditioner, telephone, power outlet ect.

二、租赁和物业管理期限:

Lease and Property Management Service deadline

租赁期限自2018年 03 月 01 日起至 2019 年 02 月 28 日止。 2018 年 03 月 01 日至2018年 03 月 31 日为第一个租房月 2018 年 04 月 01 日至 2018 年 04 月 30 日为第二个租房月, ……以此类推。

Lease effective period is from March 1st, 2018 to February 28th ,2019. March 1st, 2018 to March 31th, 2018 is the first lease month, April 1st, 2018 to April 30th, 2018 is the second lease month,.....

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物业管理期限自2018年 03 月 01日起至2019 年 02 月 28日止。2018 年 03 月 01日至2018年 03 月 31日为第一个物业管理月2018 年 04 月 01 日至 2018 年 04 月 30日为第二个物业管理月, ……以此类推。

Property Management Service effective period is from March 1st, 2018 to February 28th ,2019. March 1st, 2018 to March 31th, 2018 is the first lease month, April 1st, 2018 to April 30th, 2018 is the second lease month,.....

三、物业管理费及支付方式:

Property Management Service fee and payment way:

1、乙方支付给甲方的物业管理费以每日每建筑平方米2.60元人民币计算。

The Property Management Service fee Party2 pays for Party 1 is 2.60 RMB per day per squre meter.

乙方支付的年物业管理费 (本合同的标的额) 为人民币: 捌拾肆万肆仟陆佰壹拾元整 (¥844610.00元), 每个月的物业管理费为人民币: 柒万零叁佰捌拾肆元壹角柒分 (¥70384.17元), (为计算和执行便利, 不分大小月, 规定每月的物业管理费均为年物业管理费的十二分之一) 。乙方入住租房的第一个物业管理月起, 在每个物业管理月的起始之日之前 (即每个月的17日之前), 乙方自行向甲方支付该物业管理月的物业管理费 (甲方没有义务向乙方发出缴物业管理费通知书或者打催缴物业管理费电话等) 。

The annual Property Management Service fee is:844610.00 RMB, the monthly is 70384.17 RMB.Starting from the first lease month, Property Management Service fee shall be paid willingly in advance respectively in each month(prior to 17th each month) by Party 2 (Party 1 has no obligations to inform or make a call to Party 2 for these fees).

物业管理包括供自来水, 规定日期内的热空调供热, 规定日期和时段内的冷空调供冷, 电梯运行, 电梯系统维修、维护、保养, 供电系统的维修、维护、保养, 冷热空调系统的维修、维护、保养, 消防报警系统的维修、维护、保养, 昌宁大厦楼内、院内公用建筑和设施的维修、维护及再装修, 公用区间照明、保洁、保安等等。

Property management services include water supply, heating, cooling,elevator, maintaining of elevator system, heating system, cooling system,fire alarming system, public construction and facilities in Changning Building as well as the lighting, cleaning, and security.

物业管理还包括代为出租方收缴押金、租金及其它应收款, 代为出租方交付、收回租房等等。

Property management services also include collection of deposit, rent and other receivable and so on.

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物业管理还包括乙方对租赁房间的再装修的管理监查, 昌宁大厦院内道路、绿化、停车位的维修、维护及保养, 乙方的入住、续租、退租等所有手续的办理。

Property management services also include the supervision on the redecoration of the leased room, the maintaining of the road, plant and parking space in Changning Building, and the dealing with all formalities on check in, check out and renewal of Party 2.

2、乙方向甲方支付物业管理押金为人民币: 贰拾壹万壹仟壹佰伍拾贰元伍角壹分 (¥211152.51元) 。本合同是续签合同, 原物业管理合同中的乙方物业管理押金人民币: 贰拾壹万壹仟壹佰伍拾贰元伍角壹分 (¥211152.51元), 于本合同生效之日转归本合同中乙方支付的物业管理押金。

The deposit fee Party 2 pays for Party 1 is 211152.51 RMB. This contract is a renew one, the original deposit fee is 211152.51 RMB which is transfer to this contract on its effective date.

3、履行本合同期间, 乙方违反本合同, 给甲方造成经济损失, 甲方有权从乙方的物业管理押金中扣除相应数额予以补偿甲方的损失, 乙方的物业管理押金不足以抵偿相应的损失, 甲方有权继续向乙方追偿损失。同时, 乙方在收到甲方向其发出扣除乙方物业管理押金的通知书后五个工作日内将物业管理押金予以补齐。

During the execution of this contract, Party 1 has right to deduct certain amounts from the deposit to cover the damage as Party 2 violates this contract and results economic damages. If the deposit is not enough to cover, Party 1 has right to continue to recover the losses from Party 2. Meanwhile, Party 1 shall receive the rest deposit within 5 business days from Party 2 after informing Party 2.

4、物业管理期满时, 乙方向甲方完整交还租房、缴清房租金、缴清物业管理费、缴清损失赔偿费以及缴清乙方必须缴纳的其它费用 (包括向出租方应缴纳的全部费用) 之后五个工作日内, 甲方将乙方的全部物业管理押金按原缴纳金额退还给乙方。乙方未能缴清应缴纳的费用, 甲方有权从乙方的物业管理押金中扣除相应数额后, 物业管理押金余款退还给乙方。物业管理押金在甲方存放期间不计利息, 甲方不向乙方支付物业管理押金利息。

Party 2 shall return the leased room to Party 1 in full as well as pay the rent, property management service, damages and other receivable. After that, Party 1 shall return all deposit to Party 2 within 5 business days.There is no interests on the Property Management Service Deposit, and party 1 is not responsible for paying interests to Party 2.

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四、供热空调 (以下简称供热) 、供冷空调 (以下简称供冷) 日期和收费:

Date and Fees on Heating and cooling:

1、冬季供热期为11月15日~第二年3月15日。夏季供冷期为6月15日~9月15日。

November 15th to March 15th the following year in winter, June 15th to September 15th in summer.

2、依据气候变化, 由甲方决定提前供热或者延后断热, 即由甲方决定加长供热期; 依据气候变化, 由甲方决定提前供冷或者延后断冷, 即由甲方决定加长供冷期。

Based on the real climate condition, party 1 shall decide on early heating or postponement of heating, so do cooling.

加长供热、供冷费由乙方承担。

Party 2 pays for the extend fees because of forgoing said.

五、甲方责任:

Party 1's obligations:

1、本合同生效当日甲方将乙方租赁写字间交给乙方使用。

Party 1 will hand over the leased room to party 2 on the date when this contract takes effect.

2、甲方和乙方按法律有关规定分别承担与出租该房有关的税金。

Both parties take their own taxes responsibilities regarding the room trading in accordance with related laws and regulations.

3、不分季节、不分平日或节日和假日, 大厦开放时间均为每天上午7时至下午6时。

The building is opened for 7:00 am to 18:00 pm everyday,including holiday.

4、非乙方责任而造成该房产的顶棚、主要结构、地板、给水管道、电缆以及其它固定装置和设备损坏时, 甲方负责修理费用。乙方租房内的照明灯管损坏 (包括自然损耗) 时, 乙方自费购买新灯管, 甲方负责更换灯管的安装。乙方自行设置的灯, 其设置、维护、更换均由乙方承担。

For the damages which are not resulting from Party 2 on ceiling, main structure, floor, water-suppling pipeline, wire and other devices and equipment, Party 1 will be in charge of all fixing fees. For the damages on modulator tube (including natural losses), Party 2 are responsible for buying new modulator tube while Party 1 for the installation. Party 2 takes charge of all its self-installed devices, including set up, maintaining, exchange.

5、乙方有严重违约行为, 并且在甲方通知乙方, 要求乙方更正其违约行为后乙方仍不更正其违约行为时, 甲方可以停止向该房供应水、电、冷 (或者热), 敦促乙方更正其违约行为。由此导致的甲、乙双方的全部损失由乙方承担。

Party 1 shall stop its service for Party 2 when Party 2 has serious violations and not decide to make corrections after receiving Party 1 's inform so as to urge Party 2. Party 2 shall takes all damages resulted from this.

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6、本合同期满或提前终止、解除或者失效之后一日内, 乙方自有财产仍然没有全部或部分搬出该房, 则认定乙方放弃对该财产的所有权, 甲方可以处理乙方的上述财产, 并无须向乙方发通知, 也无须给乙方任何补偿。

Party 1 will think Party 2 abandons all the ownership of its properties and will deal with it by its own way without any inform or compensation on Party 2 after the following one day when this contract is expired or terminated in advance, or relieved, Party 2 do not move its property out part or whole.

7、甲方在租赁期满前三个月内, 陪同其它租房人员, 在通知乙方的前提下进入该房内进行查看。

Party 1 shall accompany other people to look over the room within three months before the expiration of the contract.

六、乙方责任:

Party 2's obligations:

1、乙方按合同规定, 向甲方缴纳相应费用。

Party 2 pays for Party 1 according to the terms of the contract

乙方在使用宽带通讯综合布线系统 (包括电话插座) 时, 须由乙方到有关网络通讯公司办理使用手续, 其手续费、使用费以及其它相关费用, 由乙方承担。

Party 2 shall be in charge of all fees relating to go through the formalities when using broadband integrated communication system,including telephone socket.

乙方使用租房内所有用电设施, 包括电力插座、空调风机和照明灯具的电费由乙方承担。收费标准为1.70元/度。若遇北京市电力公司调整电价, 则甲方有权对乙方收取的电费进行相应比例的上调或者下调。乙方向甲方支付月物业管理费的同时, 将该月的电费支付给甲方。

All power fees caused by using facilities, including power socket, air conditioner and lighting. Fee standard is 1.70 RMB per degree. If the fee standard is changed, Party 1 has the right to charge according to the change. Property management fee shall be paid along with power fee.

2、乙方向甲方提供营业执照复印件, 交甲方留存。

Party 2 shall provide Party 1 its License for remaining.

3、乙方对大厦内外的设施、设备以及房屋使用不当或疏忽造成损坏时, 乙方必须及时通知甲方, 并且由乙方承担由此而发生的修缮费和赔偿费。

Party 2 shall immediately inform Party 1 and take all damages by itself as the facilities, equipment and room are damaged by Party 2's improper using way or by accident.

乙方租房的清洁卫生、安全、防火、防盗等项由乙方负责。

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Party 2 shall take all responsibilities for its room-cleaning, security, fire-preventing, burglar-preventing and so on.

4、未经昌宁大厦出租方法定代表人书面同意, 乙方不得改变或者拆除该房的结构、不得改动消防设施和空调设施。

Party 2 are not allowed to change or remove the structure of the room, the fire-alarming facilities and air conditioner facilities without Party 1's written permission.

5、乙方不得将该房作住宿和非法之用, 也不得将该房的全部或部分转租、转借其他单位和个人使用, 也不得以其它形式交给他人使用或与他人共用。

Party 2 shall not use the room for accommodation or illegal use, resent or in other way part or whole to another.

6、乙方必须自觉遵守国家法律、法规, 合法经营, 自觉接受政府有关部门的管理。乙方因违法、违规或经营管理不善而引发的各种经济、法律责任, 由乙方负责。

Party 2 shall voluntarily obey all state regulations and laws, and accept related parties supervision. Party 2 shall be in charge of all economic and legal responsibilities due to their improper or illegal business activities.

7、乙方允许甲方在合理的时间内, 在乙方人员的陪同下 (遇紧急情况除外), 对公共设施进行检查、改动和维修, 乙方必须积极配合。

Party 2 shall allow and accompany Party 1, in reasonable time, to check, change and maintain public facilities, except for emergency.

8、乙方不得在租房内使用电炉、液化气, 也不得使用非办公用大功率电器设备 (1000W以上) 。若乙方违反本规定, 甲方有权立即拉电闸, 对该房间停止供电, 以示警告, 而且拉电闸停电对乙方造成的损失和影响均由乙方承担, 甲方概不负责; 若乙方违反本规定导致电路跳闸, 甚至引起火灾等结果及损失, 对此, 乙方承担全部法律责任和经济责任。

Party 2 is not allowed to use electric furnace, liquefied gas, non-office high-power electrical appliances(above 1000 W). If Party 2 violates this rule, Party 1 has the right to cut off the power for alarming, and Party 2 takes all losses from this, including circuit trip, fire disaster, and it will not be responsible for Party 1.

9、乙方不得带入楼内以及在租房内保存武器、弹药、剧毒品、易燃品、易爆品以及放射性、腐蚀性等危险物品; 乙方不得将自行车 (包括折叠式自行车) 、宠物 (小狗、小猫以及小鸟之类的) 带入楼内。

Party 2 should not take Weapons, ammunition, play drugs, inflammable, explosive and radioactive, corrosive and other dangerous goods into building, let alone keep it. Bicycle(including folding bicycle), and pets (like dog, cat and bird) are all should not be taken into.

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乙方不准在楼内设置大、小鱼缸, 不准养鱼。此约定是甲、乙双方经深思熟虑、反复协商后作出的, 是双方真实意思的表示, 乙方必须认真遵守, 绝对不准违犯。

No fish farming in building. This is decided by both two parties, Party 2 shall obey it in good manner.

出租房间是办公用房间, 不是仓库, 更不是车间。包括乙方经销的产品、乙方购置的与办公无直接关系的货品不得堆放在房间内, 更不得在房间内搞生产、装配或者试验等。

The leased room is for business, not a warehouse, let along a workshop. No products Party 2 purchased for sale and non-office goods in the room, much less producing, assigning and testing.

乙方在租赁该房间期间, 禁止在大厦以及租房内大声喧哗嬉闹, 禁止大声播放音乐, 禁止跳舞做操, 要严格约束自己员工, 不得影响大厦内其他公司的正常办公。

During the lease period, no loud music, playing and dancing in the building.Party 2 shall be strict to their stuff's behave in case of affecting other companies in the same building.

10、合同签订后, 若乙方再次装修, 则必须向甲方提供装修设计图纸或者提供书面装修方案, 经甲方认可后, 乙方才能进行装修。乙方装修必须严格遵守甲方认可的装修设计图纸或者装修方案进行。装修过程中, 甲方对装修情况进行监督, 如实际装修与装修图纸或者装修方案不符, 甲方有权立即停止施工, 并且由乙方负责拆除与装修方案或图纸不符的装修部分、对破坏部分予以恢复原样, 恢复原样所需的费用由乙方负责。由于恢复原样导致的工期延误、经济损失等全部由乙方承担。装修前, 需对该房间的格局和装饰进行拍照并予以盖章确认。

After the signing of the contract, Party 2 shall provide Party 1 related designing paper or plan and Party 1's permission if Party 2 redecorates the leased room.Party 2 shall decorate the room strictly follow the designing paper or plan Party 1 approved. Party 1 has the right to supervise the decorating process and stop the process if the room is not designed according to the approved paper, while Party 2 shall dismantle and recover the different part and take the charges and all related losses.

在租房期内, 乙方对该租房的室内进行任何装修, 必须事先经过甲方同意, 且装修公司必须是有资质的正规的装修公司。

All decorations shall be approved by Party 1 and the decorating company shall be professional during the lease period.

11、租赁期满, 乙方将自有财产与自置设备搬出该房, 将清洁整齐、状态完好的该房交还给甲方。

Party 2 shall move all its self-owned property and equipment out the building and return a clean and neat room to Party 1.

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乙方在租用该房屋期间, 对地面、墙面、房门、窗框、玻璃窗、照明灯具以及各种插座、开关造成的硬伤、丢失、损坏或较大的划痕, 乙方在租赁期满之时完成恢复原样。乙方在租用该房屋期间, 在房间内的装修必须满足消防规定的要求。乙方在租房内做隔断墙装修时对地面、墙壁只能用胶粘, 不能钉钉子打孔。在地面打了孔或者开槽以及损坏, 则恢复原样时必须更换室内的全部地砖以保证地砖色差一致; 乙方入驻后重新装修部分, 待租房期满时, 除非甲方认可, 否则乙方必须将重新装修部分全部拆除, 恢复原样; 恢复原样必须在租赁期满之时已完成, 而不是租赁期满之后进行恢复原样。如果乙方在租赁期满之日未恢复原样, 则视为乙方违约。乙方所交物业管理押金人民币:贰拾壹万壹仟壹佰伍拾贰元伍角壹分 (¥211152.51元), 作为违约金处理, 归甲方所有, 甲方不予返还乙方。

All hard damages, losses, broken, and larger scratch caused by Party 2's decorations on floor, wall, room gate, window frame, glass window and kinds of sockets during the lease period, Party 2 shall recover it on the date the contract expired.All decorations shall meet fire control standards. No nails in or on wall and floor but glue. If Party 2 made holes in or on the floor, then all floor tiles shall be replaced to keep the color in same. All decorations shall be dismantled unless the permission of Party1.Recover means before or on the date the contract expired. If not, then Party 2 shall be seemed as violating the contract. The deposit 211152.51 RMB will belonging to Party 1 forever.

乙方与出租方——北京市昌宁机电科技有限公司签订的昌宁大厦 11ABCDE1 房间的“昌宁大厦租赁合同”是乙方与该出租方签订的乙方租赁该房间的续租合同。2016年 03 月01日起至 2019 年 02 月 28 日, 乙方始终租用该房间。在本续租合同期满前, 乙方必须对年2016年 03 月01日起至 2019 年 02 月 28日租用该房间期间对该房间的装修以及对该房间地面、墙面、房门、窗框、玻璃窗、照明灯具以及各种插座、开关造成的硬伤、丢失、损坏或较大的划痕等项恢复原样, 否则视为乙方违约。乙方所交物业管理押金人民币:贰拾壹万壹仟壹佰伍拾贰元伍角壹分 (¥211152.51元), 作为违约金处理, 归甲方所有, 甲方不予返还乙方。

The contract signed by Party 2 and the renter—Beijing City Changning Electrical and Mechanical Technology Co., Ltd is a renewal contract. Party 2 rents the room for the period from March 1st, 2016 to February 28th, 2019.Before the expired date, Party shall recover all hard damages, losses, broken, and larger scratch caused by Party 2's decorations on floor, wall, room gate, window frame, glass window and kinds of sockets during the lease period, or Party 2 shall be seemed as violating the contract. The deposit 211152.51 RMB will belonging to Party 1 forever.

12、租赁期满前四个月至租赁期满前三个月 (共计一个月时间) 内, 乙方可以与出租方签订续租合同, 同时甲乙双方续签物业管理合同。

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Party 2 could sign a renewed contract with Party 1 three months prior to the expiry date to 4 months prior to the expiry date (1 month in total).

如果乙方没有在规定期限内与出租方签订续租合同, 在租赁期满前三个月内, 甲方有权随时陪同其他租房人员看房。乙方除夜间或休息日外, 在正常工作日, 不得闭门阻拦甲方陪同其他租房人员进入房间看房。

Chang Ning Property Management is entitled to show other potential lessees the room at any time 3 months prior to the expiry date if Party 2 fails to sign a renewed contract with Party 1 within specified time frame. Party 2 shall not close the door and block Chang Ning Property Management, in company of other potential lessees, checking the room in normal working days, except night time and day-off.

13、乙方在冬季取暖期, 每天夜间、双休日、节假日、长期室内无人办公期间, 必须关好房间小窗, 以防冻裂消防喷淋, 导致消防水下泄, 造成损失。否则由此导致的全部损失由乙方负责, 包括赔偿出租方的全部损失。

Party 2 shall close small window in the room at night time, day-off, holiday, or no people working in the room for a long period of time during winter heating period, preventing frost-crack the fire fighting spray system, lead to fire fighting water drainage and cause loss. Party 2 shall be responsible for the loss incurred, including compensate the loss incurred to party 1.

14、在租房期间, 乙方一定要做到将乙方的垃圾包装好, 扔进楼外垃圾箱内 (或者扔进水房中的垃圾箱内) ; 禁止乙方把垃圾扔到走廊、电梯间、厕所、水房地面、消防前室、消防楼梯以及楼外广场、马路、绿地等任何垃圾箱之外的地方。

Party 2 shall wrap up garbage bag in a proper manner and throw into dustbin outside the building (or throw into dustbin of the water room); Party 2 is not allowed to throw garbage in the corridor, elevator, toilet, water room ground, fire fighting front room, fire fighting stairway, plaza outside the building, road, green field and places outside dustbin.

乙方人员去水房清洗墩布时, 一定要将湿墩布拧干后方可走回房间, 绝对禁止在走廊石材地面上滴水。若乙方在走廊石材地面上滴水, 导致石材污染, 乙方承担赔偿损失。

Whilst cleaning the mop in the water room, Party B shall dry up the mop first and then return to the room, it is strictly forbidden to drip water on the stone-material ground. Party 2 shall undertake to compensate for the loss if Party 2 drips water on the stone-material ground and cause stone -material ground contaminated.

七、不可抗力和政府政策变更导致的甲、乙双方的损失, 由甲、乙双方各自承担各自的损失; 不可抗力和政府政策变更导致任何一方不能履行本合同时, 本合同自行解除。

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Party 1 and Party 2 shall bear responsibility respectively for their own loss incurred due to force majeure and government policy change; This contract will be rescinded in case of force majeure and government policy change that cause any party unable to perform the contract.

八、违约责任:

Responsibilities for breach of contract

1、甲方违约本合同被解除或者甲方违约单方提前终止本合同, 甲方向乙方双倍返还所收物业管理押金, 合计人民币:肆拾贰万贰仟叁佰零伍元零贰分 (¥422305.02元) 。乙方违约本合同被解除或者乙方违约单方提前终止本合同, 乙方支付甲方的物业管理押金人民币:贰拾壹万壹仟壹佰伍拾贰元伍角壹分 (¥211152.51元), 作为违约金处理, 归甲方所有, 甲方不予返还乙方。

In case of event that the contract is terminated or terminated in advance by Party 1, deposit shall be returned in double by Party 1, that is 422305.02 RMB. In case of event that the contract is terminated or terminated in advance by Party 2, the deposit, 211152.51 RMB, shall not be returned by Party 1.

2、乙方逾期一天不缴纳物业管理费, 甲方有权停止向该房间供应电, 而且停止供电期间乙方承担的物业管理费金额与非停止供电期间的物业管理费金额相同, 以及该停止供电导致的乙方损失由乙方承担; 乙方逾期四日仍不缴纳物业管理费, 视乙方违约、视乙方单方终止本合同, 本合同予以解除。乙方支付的物业管理押金人民币:贰拾壹万壹仟壹佰伍拾贰元伍角壹分 (¥211152.51元), 作为违约金处理, 归甲方所有, 甲方不予返还。同时, 甲方有权将乙方所有物品搬出该房间, 放进昌宁大厦地下室或甲方方便的地方, 如有丢失、损坏甲方和出租方概不负责。乙方在之后的十日内仍不取走该物品, 则视乙方放弃对该物品所有权, 甲方有权自行处理该物品, 并无须给乙方任何通知和补偿。

If party 2 fails to pay the property management fee overdue one day, party 1 shall have the right to stop supplying electricity to the room.And the property management fee does not change.All losses shall be bared by Party 2. The contract shall seem to be abandoned if Party 2 still not to pay the fees overdue four days. The deposit will not be returned. Meanwhile, Party 1 has the right to move out all Party 2's property to its basement or some other places, any losses or damages shall not be bared by Party 1. The ownership of those property shall be seemed to be abandoned if they are not dealt by Party 2 within 10 days, and Party 1 shall have the right to handle with it without any permission or compensation from Party 2.

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3、乙方违反本合同规定, 擅自改变所租用房间的使用用途, 即从事办公以外的作业内容时, 则视乙方违约、乙方单方终止本合同, 本合同解除, 乙方支付的物业管理押金归甲方所有, 甲方不予返还。同时, 甲方有权将乙方所有物品自行搬出该房间, 放进昌宁大厦地下室或甲方方便的地方, 如有丢失、损坏甲方和出租方概不负责。乙方在之后的十日内仍不取走该物品, 则视乙方放弃对该物品所有权, 甲方有权自行处理该物品, 并无须给乙方任何通知和补偿。

Without authorization in changing the function of the leased room, or doing non-business related activities, Party 2 shall seem as violation, abandon or termination. The deposit will not be returned. Meanwhile, Party 1 has the right to move out all Party 2's property to its basement or some other places, any losses or damages shall not be bared by Party 1. The ownership of those property shall be seemed to be abandoned if they are not dealt by Party 2 within 10 days, and Party 1 shall have the right to handle with it without any permission or compensation from Party 2.

4、甲、乙双方再一次确认: 本合同第五条第6款和第六条第11款以及第八条第1款、第2款、第3款与本合同中的其余各条款一样, 均为甲、乙双方深思熟虑、充分友好协商之后确立的, 是双方真实意思的表示。甲、乙双方必须不折不扣地遵照执行, 不得反悔。

Both parties confirm again: the term six, eleven and one of the Article five, six and eight, and the Article two, article three are same as the rest of the contract which is based on a deep consideration and friendly negotiation, its the real description of both two parties. Both parties must abide by it and no violation.

5、甲、乙双方必须严格遵守2018年 03 月 01 日双方和出租方 (北京市昌宁机电科技有限公司) 三方签订的“租赁合同与物业合同二者关系及其相关约定协议书”, 不得违反。

Both two parties and the renter(Beijing City Changning Electrical and Mechanical Technology Co., Ltd) must strictly obey the Relationship between Lease Contract and Property Management Contract and its Related Agreement, and shall not be violated.

九、争议的解决方式:

Ways of dispute settlement

本合同在履行中发生争议, 双方要协商解决, 协商不能达成共识时, 在房产所在地人民法院提起诉讼。

In the event of disputes arising from the performance of this contract, the parties shall settle the dispute through consultation, and shall file a lawsuit in the people's court of the place where the property is located if the dispute could not be settled by negotiation.

十、本合同未尽事宜, 双方在协商的基础上, 签定补充协议。补充协议经双方签字盖章后, 与本合同具有同等法律效力。

Matters not covered herein, the parties shall sign a supplementary agreement on the basis of negotiation. If the supplementary agreement is signed and sealed by both parties, it shall have the same legal effect as this contract.

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十一、本合同壹式 肆 份, 甲乙双方各执 贰 份。

This contract has four counterparts, each party owns two.

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THE BALANCE OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

甲方 (盖章) :	涿州市昌宁物业服务	乙方 (盖章) :	数海信息技术
	有限公司		有限公司

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代表人 (签字) :	代表人 (签字) :

日期:	日期:

联系电话: 010-52216333	联系电话:

甲方银行账户如下:

开户行: 工行北京科技园支行

账 号: 0200 2964 1920 0240 992

户 名: 涿州市昌宁物业服务有限公司

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